UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001663645
Citigroup Commercial Mortgage Trust 2016-GC36
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001258361
Citigroup Commercial Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541001
Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682511
Starwood Mortgage Funding I LLC
(Exact name of sponsor as specified in its charter)

New York	333-207132-01	38-3984680 38-3984681 38-7145068
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 816-5343
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Reference is hereby made to the Pooling and Servicing Agreement (the “CGCMT 2016-GC36 PSA”) dated as of February 1, 2024, relating to the Citigroup Commercial Mortgage Trust 2016-GC36 (the “Issuing Entity”).  The CGCMT 2016-GC36 PSA was filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A filed on April 12, 2016 under Commission File No. 333-207132-01.  Effective as of March 1, 2025, Trimont LLC, a Georgia limited liability company (“Trimont”), succeeded to Wells Fargo Bank, National Association (“Wells Fargo”) in the capacity described below and will act as successor:

  master servicer under the CFCRE 2016-C4 pooling and servicing agreement (filed as Exhibit 4.1 to the registrant's Current Report on Form 8-K/A filed on May 20, 2016 under Commission File No. 333-207132-01) pursuant to which the 215 West 34th Street & 218 West 35th Street mortgage loan, an asset of the Issuing Entity, is serviced;

  master servicer under the JPMCC 2015-JP1 pooling and servicing agreement (filed as Exhibit 4.3 to the registrant's Current Report on Form 8-K/A filed on February 18, 2016 under Commission File No. 333-207132-01) pursuant to which the Heinz 57 Center mortgage loan, an asset of the Issuing Entity, is serviced;

  master servicer under the CFCRE 2016-C3 pooling and servicing agreement (filed as Exhibit 4.3 to the registrant's Current Report on Form 8-K filed on February 22, 2016 under Commission File No. 333-207132-01) pursuant to which the Element LA mortgage loan, an asset of the Issuing Entity, is serviced; and

  master servicer under the GSMS 2015-GC34 pooling and servicing agreement (filed as Exhibit 4.5 to the registrant's Current Report on Form 8-K/A filed on February 18, 2016 under Commission File No. 333-207132-01) pursuant to which the DoubleTree Hotel Universal mortgage loan, an asset of the Issuing Entity, is serviced.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date:  March 3, 2025